                        SEMIANNUAL REPORT / APRIL 30 2000

                            AIM STRATEGIC INCOME FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]
                             --Registered Trademark--

                                  [COVER IMAGE]

                      ------------------------------------

                     THE CHESS GAME BY ALICE KENT STODDARD

      CHESS IS LARGELY VIEWED AS A GAME OF STRATEGY, IN WHICH PLANNING THE

     MOVES OF EACH PIECE ON THE BOARD LEADS TO THE ULTIMATE GOAL OF WINNING

     THE GAME. LIKE A THOUGHTFUL CHESS PLAYER, THIS FUND'S MANAGEMENT TEAM

     CAREFULLY WEIGHS ITS OPTIONS AND CHOOSES SECURITIES FOR THE PORTFOLIO

            THAT IT BELIEVES WILL HELP THE FUND REACH ITS OBJECTIVE.

                      ------------------------------------

AIM Strategic Income Fund is for shareholders who seek high current income and, secondarily, growth of capital by investing mainly in debt securities of issuers in the United States, developed foreign countries and emerging markets.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Strategic Income Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in a table in the managers' overview on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, -6.17%; five years, 7.18%; 10 years, 7.62%. Class B shares, one year, -6.75%; five years, 7.24%; inception (10/22/92), 6.23%. Class C shares, one year, -3.06%; inception (3/1/99), -1.04%.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and annualized.
o The fund's annualized distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, have a greater risk of price fluctuation and loss of principal and income than U.S. Treasury bills and bonds, the repayment of principal and interest of which are guaranteed by the government if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The CS First Boston High Yield Index, which tracks more than 290 segments within the high-yield universe, includes credit quality, industry, security type and maturity.
o The J.P. Morgan Global Government Bond Index is a market-value-weighted average of government bonds from 13 major developed bond markets; it is measured in U.S. dollars, and it reflects the result of reinvested coupons.
o The unmanaged Lehman Aggregate Bond Index, which represents the performance of intermediate- and long-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers, a well-known global investment bank.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                            AIM STRATEGIC INCOME FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
  [PHOTO OF         and a telephone. At the time, Bob Graham, Gary Crum and I
  Charles T.        had the idea of creating a mutual fund company that put
    Bauer,          people first. Our slogan, "people are the product," means
 Chairman of        that people--our employees and our investors--are our
 the Board of       company.
   THE FUND             Almost a quarter-century later, we've grown to more than
APPEARS HERE]       seven million investors, $176 billion in assets under
                    management and 53 retail funds. Over that time, the industry
  [PHOTO OF         as a whole has grown from $51 billion in assets to more than
  Robert H.         $7 trillion today. I never dreamed we would see such
    Graham          phenomenal growth. You are the main reason for our success,
APPEARS HERE]       and I want you to know how much I appreciate your loyalty
                    and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.



                            AIM STRATEGIC INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

FUND MAINTAINS INCOME LEVELS
AMID MARKET UNCERTAINTY

HOW HAS THE FUND BEEN PERFORMING IN SUCH AN ADVERSE CLIMATE FOR BONDS?
Even though the past few months have been rocky for the bond market in general, the fund continues to provide solid monthly income. When the reporting period closed on April 30, the fund's 30-day distribution rates at net asset value were 7.64% for Class A shares and 7.33% for Class B and Class C shares. The fund's 30-day SEC yield at maximum offering price was 8.01% for Class A shares and 7.76% for both Class B and Class C shares.
    In general, investment-grade bonds performed better during the period than high-yield bonds, which took a beating. As a result, funds which include high-yield bonds in their strategy generally found their market prices sagging. Approximately half of AIM Strategic Income Fund's holdings are high-yield bonds. Excluding sales charges, the fund's total returns for the six months covered by this report were -2.14%, -2.56% and -2.47% for Class A, Class B and Class C shares respectively. In comparison, the CS First Boston High Yield Index returned 1.12% and the Lehman Aggregate Bond Index returned 1.42% for the same period.

WHAT HAS MADE THE SITUATION IN THE BOND MARKET SO DIFFICULT?
U.S. high-yield bonds have been trading as if a significant economic slowdown were expected. Economic growth has been strong in the United States, and high-yield bonds usually thrive in such an environment. However, excessively robust economic growth can trigger inflation. To forestall inflation, the Federal Reserve Board (the Fed) usually responds to rapid growth by raising interest rates. And the mere prospect of higher interest rates keeps the level of uncertainty high in financial markets.
    So the bond market's behavior was already anticipating such action by the Fed, which had begun a monetary tightening policy in June 1999. In three separate moves between November and April, the Fed raised the key federal funds rate--the rate banks charge each other for overnight loans--from 5.25% to 6.00%.

HAVE SOME SECTORS BEEN AFFECTED MORE THAN OTHERS?
Rising interest rates in the United States negatively affected nearly every bond sector, making 1999 the worst year for bonds since 1994. Treasury issues, which are particularly sensitive to interest-rate hikes, were especially hard-hit, underperforming nearly every other sector of the bond market. But in the first quarter of 2000 this tide turned and Treasuries, particularly the longer-maturity issues, emerged as market leaders.
    The primary catalyst for this turnaround was the Treasury Department's launch of a planned $32 billion buyback of its bonds to reduce the national debt, a move made possible by a federal government surplus. Because the initial buyback mainly affected longer-term Treasuries, it drove their prices higher, sending their yields lower. As a result, the yield of the 30-year Treasury bond actually dropped below that of the 10-year Treasury note, creating an unusual phenomenon known as an inverted yield curve. Normally, bonds with longer maturities have higher yields than those with shorter maturities, and the shape of the yield curve generally reflects this tendency.
    As the yields on long-term Treasury issues fell, the yield differentials for other types of bonds, including corporate issues and mortgage-backed securities, actually increased to one of the highest levels experienced in the last decade.

[ARTWORK]

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

CLASS A SHARES

10 years                                  7.39%

5 years                                   5.52

1 year                                  -10.00*

*-5.51% excluding sales charges


CLASS B SHARES

Inception (10/22/92)                      5.71%

5 years                                   5.54

1 year                                  -10.57*

*-6.15% excluding CDSC


CLASS C SHARES

Inception (3/1/99)                       -3.64%

1 year                                   -6.94*

*-6.06% excluding CDSC

Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                      ------------------------------------

                       THE FUND'S DIVIDEND WAS INCREASED

                         IN JANUARY AND AGAIN IN APRIL,

                    CONSIDERABLY ENHANCING THE FUND'S YIELD.

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                            AIM STRATEGIC INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



WHAT CHANGES HAVE BEEN MADE TO KEEP THE FUND COMPETITIVE IN SUCH A VOLATILE ENVIRONMENT?
During recent months, the fund has implemented several measures to enhance the competitiveness of its long-term performance as well as its yield relative to other multi-sector funds.
    It broadened its sector participation, adjusting the mix of its investments by moving a larger portion of assets from emerging-markets debt and global bonds into domestic corporate issues. This repositioning was done during this volatile period to help meet the fund's investment objectives: high current income and, secondarily, growth of capital.
    In February, a new fund-management team was put in place. This group is made up of experienced fund managers from AIM's fixed-income management group. We believe their combined talent and expertise should be highly beneficial for the fund's performance.
    At the same time, the fund capped its total management, distribution and service fees at a level somewhat below the industry average for similar funds. This step was taken in an effort to increase returns to shareholders and encourage new investment.

WHAT HAS REPOSITIONING DONE FOR THE FUND?
Under the new multi-sector structure, the fund has increased its diversification by investing in many geographic areas and in virtually every sector of the bond market. While the progress on performance that can be accomplished in a single quarter is somewhat limited, the fund's total return has already shown the benefits of the changes. The fund's dividend was increased in January and again in April, considerably enhancing the fund's yield.
    Until the restructuring of its holdings, the fund was categorized as a global income fund by independent mutual fund performance monitoring firms. In view of the fund's reallocation of its assets, it has been reclassified to the multi-sector category, which permits a more accurate comparison with other funds having similar objectives and comparable holdings.

WHAT OUTLOOK APPEARS LIKELY FOR THE NEXT SIX MONTHS?
Evidence continues to show a strong economy despite the interest-rate increases announced by the Fed over the past year and a half. (An increase of half a percent was announced on May 16, shortly after the close of the reporting period.) Until the Fed's inflation-fighting efforts begin to moderate economic growth prospects, we expect market volatility to remain high, with a rising interest-rate bias.
    However, there are reasons for optimism. For one thing, the bond market has seldom experienced two down years in a row. Second, economic growth will likely remain robust even if the pace slows somewhat. In that case, the Fed's proactive interest-rate policy may have the effect of prolonging the current record economic expansion. Such a development could be favorable for corporate issuers due to strong cash-flow generation and earnings growth.
    Attractive yields and low bond prices present an excellent buying opportunity for long-term investors. Carefully selected investments during this period may place the fund in a favorable position to lock in income and the potential for asset appreciation. For those investors able to withstand some uncertainty, we believe that AIM Strategic Income Fund is an excellent core fixed-income fund.


PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

=================================================================================================================================
TOP FIVE FIXED-INCOME HOLDINGS       COUPON    MATURITY       %     TOP COUNTRIES               PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------------------------------------------------
1. FNMA Pass-Through Certificates     8.00%      05/30      9.59    1 United States   82.36%    Total Number of Holdings      148

2. Fingerhut Master Trust             7.08       02/07      2.99    2 Brazil           4.87     Average Quality Rating         BB

3. Fannie Mae Notes                   7.25       06/02      2.32    3 United Kingdom   4.73     Investment-Grade            47.82%*

4. Republic of Brazil                14.50       10/09      1.76    4 Netherlands      2.38     High-Yield                  52.18%*

5. News America Holdings, Inc.        8.45       08/34      1.54    5 New Zealand      2.32

                                 [PIE CHART]

North America       Europe         South America       Australia      Asia

    79%*              11%*               7%*              2%*          1%*

* Percentages based on total long-term investments.

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

          See important fund and index disclosures inside front cover.

                            AIM STRATEGIC INCOME FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



WHAT DO BOND RATINGS MEAN?

The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings?
    Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED
Bond ratings are essentially based on the issuer's risk of default, or nonpayment of principal and/or interest, on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:

o   the make-up and terms of the particular issue;
o   the level and predictability of the issuer's cash flow;
o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;
o possible adverse economic conditions, both in general and in the company's sector; and
o   currency risk in the case of foreign issues.

    After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so that they know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.


MOODY'S                            DEFINITION                         S&P

                                INVESTMENT GRADE

Aaa         Bonds of the highest quality, with the lowest             AAA
            degree of long-term investment risk. Issuers' ability to repay is very high.

Aa          Bonds of high quality with slightly greater               AA
            long-term investment risk.

A           Bonds with favorable investment attributes                 A
            but elements making them more susceptible to adversity.

Baa         Medium-grade bonds that are currently secure              BBB
            but possibly unreliable over time.

                              NON-INVESTMENT-GRADE
                              (High-Yield or Junk)

Ba          Bonds with speculative elements that make them            BB
            not well safeguarded and uncertain.

B           Bonds with low long-term assurance of payment.             B

Caa         Bonds of poor standing that may be in default             CCC
            or in danger of default.

Ca          Bonds of highly speculative quality that are often        CC
            in default.

C           Lowest-rated bonds, with poor prospects                    C
            of ever being upgraded to investment standing.

-           Bonds in default. Issuer cannot repay.                     D



                            AIM STRATEGIC INCOME FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



WHAT BOND RATINGS MEAN
Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest-rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move inversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment grade bonds such as U.S. Treasury issues are one of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.
    Moody's and S&P sometimes use modifiers with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).
    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes, or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and future direction.

UNRATED BONDS
What about unrated bonds? The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.

[ARTWORK]

                     ------------------------------------

                    WHAT TYPES OF BONDS DOES YOUR FUND OWN?

   YOUR FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DISCUSS IN

   MORE DETAIL THE TYPES OF BONDS CONTAINED IN YOUR FUND'S PORTFOLIO AND RISK

      FACTORS THAT MAY BE ASSOCIATED WITH THESE SECURITIES. YOUR FINANCIAL

    CONSULTANT IS THE BEST PERSON TO CONTACT IF YOU HAVE ANY QUESTIONS ABOUT

                       INVESTING IN BONDS OR A BOND FUND.

                      ------------------------------------


                            AIM STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED NON-
  CONVERTIBLE BONDS & NOTES-69.88%

AIR FREIGHT-0.82%

Atlas Air, Inc., Sr. Unsec. Notes,
  10.75%, 08/01/05                   $ 1,180,000   $  1,197,700
---------------------------------------------------------------

AIRLINES-1.45%

Delta Air Lines, Inc., Deb.,
  9.00%, 05/15/16                        700,000        681,989
---------------------------------------------------------------
  10.38%, 12/15/22                     1,300,000      1,428,037
---------------------------------------------------------------
                                                      2,110,026
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-2.02%

American Axle & Manufacturing,
  Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.75%, 03/01/09                      1,400,000      1,340,500
---------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%,
  04/15/05                               680,000        646,000
---------------------------------------------------------------
Gentek, Inc., Gtd. Notes, 11.00%,
  08/01/09                               950,000        959,500
---------------------------------------------------------------
                                                      2,946,000
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.37%

BB&T Corp., Sub. Notes, 6.38%,
  06/30/05                               900,000        835,470
---------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24          1,500,000      1,500,675
---------------------------------------------------------------
Union Planters Bank N.A., Unsec.
  Sub. Notes, 6.50%, 03/15/08          1,260,000      1,120,342
---------------------------------------------------------------
                                                      3,456,487
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.96%

First Union Corp., Putable Sub.
  Deb., 7.50%, 04/15/35                1,200,000      1,186,788
---------------------------------------------------------------
  6.55%, 10/15/35                        900,000        852,075
---------------------------------------------------------------
Republic New York Corp., Sub.
  Notes, 9.70%, 02/01/09                 750,000        826,560
---------------------------------------------------------------
                                                      2,865,423
---------------------------------------------------------------

BANKS (REGIONAL)-1.07%

Bankponce Trust I-Series A, Gtd.
  Notes, 8.33%, 02/01/27                 900,000        807,480
---------------------------------------------------------------
NBD Bank N.A. Michigan, Putable
  Sub. Deb., 8.25%, 11/01/24             725,000        751,419
---------------------------------------------------------------
                                                      1,558,899
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-5.11%

AT&T Corp.-Liberty Media Group,
  Bonds, 7.88%, 07/15/09                 680,000        650,198
---------------------------------------------------------------
  Notes, 8.25%, 02/01/30 (Acquired
    04/12/00; Cost $287,487)(b)          300,000        280,854
---------------------------------------------------------------
British Sky Broadcasting Group PLC
  (United Kingdom), Sr. Unsec. Gtd.
  Yankee Notes, 8.20%, 07/15/09        1,750,000      1,664,106
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Charter Communication Holdings LLC,
  Sr. Notes, 10.25%, 01/15/10
  (Acquired 01/06/00;
  Cost $900,000)(b)                  $   900,000   $    873,000
---------------------------------------------------------------
Cox Enterprises, Inc., Notes,
  8.00%, 02/15/07 (Acquired
  02/16/00; Cost $992,530)(b)          1,000,000        977,440
---------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/18                      1,250,000      1,124,500
---------------------------------------------------------------
Lenfest Communications, Inc., Sr.
  Unsec. Sub. Notes, 8.25%,
  02/15/08                             1,850,000      1,878,194
---------------------------------------------------------------
                                                      7,448,292
---------------------------------------------------------------

BUILDING MATERIALS-0.69%

Blount Inc., Sr. Unsec. Sub. Notes,
  13.00%, 08/01/09                     1,000,000      1,005,000
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.97%

Avecia Group PLC (United Kingdom),
  Sr. Unsec. Notes, 11.00%,
  07/01/09                             1,100,000      1,119,250
---------------------------------------------------------------
Huntsman ICI Chemicals LLC, Sr.
  Unsec. Sub. Notes, 10.13%,
  07/01/09                             1,750,000      1,758,750
---------------------------------------------------------------
                                                      2,878,000
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.40%

Intersil Corp., Sr. Unsec. Sub.
  Notes, 13.25%, 08/15/09                520,000        590,200
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-1.41%

Globix Corp. Sr. Notes, 12.50%,
  02/01/10(c)                          1,250,000      1,143,750
---------------------------------------------------------------
PSINet Inc., Sr. Notes, 11.00%,
  08/01/09                             1,000,000        905,000
---------------------------------------------------------------
                                                      2,048,750
---------------------------------------------------------------

CONSUMER FINANCE-2.64%

Capital One Financial Corp., Unsec.
  Notes, 7.25%, 05/01/06(d)            1,500,000      1,373,505
---------------------------------------------------------------
Countrywide Home Loans, Inc.-Series
  H, Unsec. Gtd Medium Term Notes,
  6.25%, 04/15/09                      1,350,000      1,181,007
---------------------------------------------------------------
MBNA Capital I-Series A, Gtd.
  Bonds, 8.28%, 12/01/26               1,500,000      1,302,285
---------------------------------------------------------------
                                                      3,856,797
---------------------------------------------------------------

ELECTRIC COMPANIES-3.75%

El Paso Electric Co.-Series D, Sec.
  First Mortgage Bonds, 8.90%,
  02/01/06                             1,500,000      1,560,900
---------------------------------------------------------------
Israel Electric Corp. Ltd. (Israel),
  Notes, 8.25%, 10/15/09 (Acquired
  03/09/00; Cost $231,286)(b)            230,000        227,070
---------------------------------------------------------------
  Sr. Sec. Medium Term Notes,
    7.75%, 03/01/09 (Acquired
    04/13/00; Cost $524,815)(b)          540,000        516,526
---------------------------------------------------------------
Niagara Mohawk Holdings Inc.-Series
  H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(d)(e)                       2,000,000      1,471,840
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE
ELECTRIC COMPANIES-(CONTINUED)

Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09        $ 2,000,000   $  1,690,840
---------------------------------------------------------------
                                                      5,467,176
---------------------------------------------------------------

ENTERTAINMENT-1.48%

Time Warner Inc., Deb.,
  9.13%, 01/15/13                      1,000,000      1,073,500
---------------------------------------------------------------
  9.15%, 02/01/23                      1,000,000      1,090,050
---------------------------------------------------------------
                                                      2,163,550
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.65%

Associates Corp. of North America,
  Sr. Deb., 6.95%, 11/01/18              500,000        450,340
---------------------------------------------------------------
Beaver Valley Funding Corp., Sec.
  Lease Obligations Deb., 9.00%,
  06/01/17                               400,000        395,604
---------------------------------------------------------------
Heller Financial, Inc., Notes,
  7.38%, 11/01/09 (Acquired
  03/07/00-04/25/00; Cost
  $714,453)(b)                           750,000        705,187
---------------------------------------------------------------
Sumitomo Bank International Finance
  N.V. (Japan), Gtd. Sub. Notes,
  8.50%, 06/15/09                        850,000        848,663
---------------------------------------------------------------
                                                      2,399,794
---------------------------------------------------------------

FOODS-0.75%

Eagle Family Foods-Series B, Unsec.
  Gtd. Notes, 8.75%, 01/15/08          1,600,000      1,096,000
---------------------------------------------------------------
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-2.11%
Hollywood Casino Corp., Sr. Sec.
  Gtd. Notes, 11.25%, 05/01/07(d)      1,575,000      1,606,500
---------------------------------------------------------------
Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                             1,500,000      1,470,000
---------------------------------------------------------------
                                                      3,076,500
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.71%

Triad Hospitals Holdings
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/15/09         1,000,000      1,040,000
---------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-1.14%

O'Sullivan Industries Inc., Sr.
  Sub. Notes, 13.38%,
  10/15/09(c)(f)                       1,000,000        975,000
---------------------------------------------------------------
Winsloew Furniture, Inc.-Series B,
  Sr. Gtd. Sub. Notes, 12.75%,
  08/15/07                               750,000        690,000
---------------------------------------------------------------
                                                      1,665,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.20%

Torchmark Corp., Notes, 7.88%,
  05/15/23                               335,000        292,569
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-2.38%

Lehman Brothers Holdings Inc.,
  Notes, 8.50%, 08/01/15               1,000,000      1,005,850
---------------------------------------------------------------
  Sr. Sub. Notes, 7.38%, 01/15/07      1,100,000      1,050,962
---------------------------------------------------------------
  Series E, Medium Term Notes,
    9.03%, 02/10/28(g)                 2,200,000        169,708
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Lehman Brothers Inc., Putable Sr.
  Notes, 8.80%, 03/01/15             $   900,000   $    927,810
---------------------------------------------------------------
Paine Webber Group Inc., Unsec.
  Notes, 7.63%, 10/15/08                 330,000        316,958
---------------------------------------------------------------
                                                      3,471,288
---------------------------------------------------------------

IRON & STEEL-0.08%

Acme Metals Inc., Sr. Unsec. Gtd.
  Notes, 10.88%, 12/15/07(d)(h)          780,000        120,900
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.74%

SCG Holding Corp./Semiconductor
  Components Industries LLC, Gtd.
  Notes, 12.00%, 08/01/09              1,000,000      1,075,000
---------------------------------------------------------------

NATURAL GAS-1.01%

Kinder Morgan, Inc., Sr. Notes,
  6.80%, 03/01/08                        620,000        572,812
---------------------------------------------------------------
NGC Corp., Sr. Unsec. Deb., 7.13%,
  05/15/18                             1,000,000        894,980
---------------------------------------------------------------
                                                      1,467,792
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.53%

Pioneer Natural Resources Co., Sr.
  Unsec. Gtd. Notes, 9.63%,
  04/01/10                               750,000        770,625
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-0.89%

Occidental Petroleum Corp., Sr.
  Unsec. Notes, 7.38%, 11/15/08          300,000        283,365
---------------------------------------------------------------
YPF Sociedad Anonima (Argentina),
  Yankee Bonds, 9.13%, 02/24/09        1,000,000      1,020,270
---------------------------------------------------------------
                                                      1,303,635
---------------------------------------------------------------

PERSONAL CARE-0.61%

Drypers Corp.-Series B, Sr. Notes,
  10.25%, 06/15/07                     1,300,000        890,500
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.74%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                     1,050,000      1,073,625
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.67%

AES Corp. (The), Sr. Unsec. Notes,
  9.50%, 06/01/09                      1,000,000        980,000
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-2.88%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34       2,200,000      2,250,666
---------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13       1,850,000      1,946,052
---------------------------------------------------------------
                                                      4,196,718
---------------------------------------------------------------

RAILROADS-0.17%

CSX Corp., Sr. Unsec. Putable Deb.,
  7.25%, 05/01/27                        250,000        240,937
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.71%

Duane Reade, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.25%, 02/15/08          1,100,000      1,034,000
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE
RETAIL (FOOD CHAINS)-1.33%

Stater Brothers Holdings Inc., Sr.
  Notes, 10.75%, 08/15/06            $ 1,950,000   $  1,945,125
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.93%

Washington Mutual, Inc., Notes,
  7.50%, 08/15/06                      1,400,000      1,353,828
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.56%

Metris Companies Inc., Sr. Unsec.
  Gtd. Notes, 10.00%, 11/01/04           250,000        235,000
---------------------------------------------------------------
  10.13%, 07/15/06                       600,000        579,000
---------------------------------------------------------------
                                                        814,000
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.36%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                               500,000        523,750
---------------------------------------------------------------

SOVEREIGN DEBT-8.62%

Bank of Foreign Economic Affairs
  (Vnesheconombank) (Russia), Deb.,
  6.91%, 12/15/20(h)(i)                      492            136
---------------------------------------------------------------
Government of Venezuela
  (Venezuela), Unsec. Bonds, 9.25%,
  09/15/27                             1,683,000      1,081,328
---------------------------------------------------------------
Kingdom of Denmark (Denmark),
  Bonds, 5.00%, 08/15/05               8,500,000      1,014,843
---------------------------------------------------------------
Republic of Argentina (Argentina),
  Unsec. Unsub. Notes, 11.75%,
  04/07/09                             1,500,000      1,476,750
---------------------------------------------------------------
Republic of Brazil (Brazil),
  Bonds, 11.63%, 04/15/04              1,228,000      1,221,860
---------------------------------------------------------------
  Floating Rate Gtd. Bonds, 7.38%,
    04/15/24(i)                        2,000,000      1,531,970
---------------------------------------------------------------
  Series C, Bonds, 8.00%, 04/15/14     2,462,816      1,776,757
---------------------------------------------------------------
  Unsub. Notes, 14.50%, 10/15/09       2,415,000      2,565,938
---------------------------------------------------------------
Republic of Bulgaria (Bulgaria),
  Floating Rate PDI Deb., 7.06%,
    07/28/11(i)                          190,000        143,953
---------------------------------------------------------------
  Series A, Gtd. Bonds, 2.75%,
    07/28/12(e)                          205,000        143,169
---------------------------------------------------------------
  Series A, Gtd. Floating Rate Sec.
  Bonds, 7.06%, 07/28/24(i)              198,000        152,220
---------------------------------------------------------------
Republic of Panama (Panama), Bonds,
  8.88%, 09/30/27                        304,000        260,771
---------------------------------------------------------------
Republic of Turkey (Turkey), Bonds,
  11.88%, 11/15/04                       115,000        121,181
---------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 12.38%,
    06/15/09                             115,000        124,200
---------------------------------------------------------------
Republic of Venezuela (Venezuela),
  Unsec. Bonds, 9.25%, 09/15/27          817,000        524,458
---------------------------------------------------------------
United Mexican States (Mexico),
  Notes, 9.88%, 02/01/10                 420,000        433,650
---------------------------------------------------------------
                                                     12,573,184
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.35%

360networks Inc. (Canada), Sr.
  Unsec. Notes, 12.00%, 08/01/09         500,000        465,000
---------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Disc. Notes, 10.38%,
  05/15/11(e)                            785,000        467,075
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-(CONTINUED)

Insight Midwest LP/Insight Capital
  Inc., Sr. Notes, 9.75%, 10/01/09
  (Acquired 09/28/99; Cost
  $500,000)(b)                       $   500,000   $    508,750
---------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.63%, 04/15/09(e)      3,000,000      1,980,000
---------------------------------------------------------------
                                                      3,420,825
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-3.71%

Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 11.25%,
  01/15/09                             1,600,000      1,536,000
---------------------------------------------------------------
RSL Communications PLC (United
  Kingdom), Sr. Unsec. Gtd. Notes,
  12.88%, 03/01/10 (Acquired
  03/23/00; Cost $970,000)(b)          1,000,000        932,500
---------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%,
  10/15/19                               800,000        924,920
---------------------------------------------------------------
Tele1 Europe B.V. (Netherlands),
  Sr. Unsec. Notes, 13.00%,
  05/15/09                             1,000,000      1,010,000
---------------------------------------------------------------
Williams Communications Group,
  Inc., Sr. Unsec. Notes, 10.88%,
  10/01/09                             1,000,000      1,010,000
---------------------------------------------------------------
                                                      5,413,420
---------------------------------------------------------------

TELEPHONE-1.86%

Esat Telecom Group PLC (Ireland),
  Sr. Yankee Notes, 12.50%,
  02/01/07(e)                          1,200,000      1,108,500
---------------------------------------------------------------
Intermedia Communications
  Inc.-Series B, Sr. Unsec. Notes,
  9.50%, 03/01/09                        900,000        866,250
---------------------------------------------------------------
Maxcom Telecomunicaciones SA de
  S.V. (Mexico), Sr. Notes, 13.75%,
  04/01/07(f)                            750,000        733,125
---------------------------------------------------------------
                                                      2,707,875
---------------------------------------------------------------

TEXTILES (APPAREL)-0.64%

St. John Knits International, Inc.,
  Sr. Gtd. Sub. Notes, 12.50%,
  07/01/09                             1,000,000        940,000
---------------------------------------------------------------

TRUCKS & PARTS-0.82%

North American Van Lines Inc., Sr.
  Sub. Notes, 13.38%, 12/01/09(c)      1,250,000      1,193,750
---------------------------------------------------------------

WASTE MANAGEMENT-3.59%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09(d)      2,850,000      1,966,500
---------------------------------------------------------------
Stericycle, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 12.38%,
  11/15/09                               350,000        350,000
---------------------------------------------------------------
Waste Management, Inc., Sr. Unsec.
  Notes, 7.13%, 10/01/07               1,000,000        857,320
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.13%, 12/15/17      900,000        687,375
---------------------------------------------------------------
  Unsec. Putable Notes, 7.10%,
    08/01/26                           1,500,000      1,380,930
---------------------------------------------------------------
                                                      5,242,125
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes
      (Cost $105,119,566)                           101,915,065
===============================================================

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED CONVERTIBLE
  BONDS & NOTES-12.09%

BIOTECHNOLOGY-0.20%

Human Genome Sciences, Inc., Unsec.
  Conv. Notes, 3.75%, 03/15/07
  (Acquired 03/10/00; Cost
  $475,000)(b)                       $   500,000   $    296,875
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.87%

Clear Channel Communications, Inc.,
  Unsec. Conv. Notes, 2.63%,
  04/01/03                             1,000,000      1,270,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.75%

Juniper Networks, Inc., Unsec.
  Conv. Bonds, 4.75%, 03/15/07         1,200,000      1,099,500
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.12%

Candescent Technology Corp., Conv.
  Deb., 7.00%, 05/01/03 (Acquired
  03/07/00; Cost $480,000)(b)            600,000        486,000
---------------------------------------------------------------
Hewlett-Packard Co., Unsec. Conv.
  LYON, 3.13%, 10/14/17(g)             1,500,000      1,147,500
---------------------------------------------------------------
                                                      1,633,500
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.58%

Exodus Communications, Inc., Deb.,
  4.75%, 07/15/08 (Acquired
  02/15/00; Cost $1,096,856)(b)          610,000        845,612
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.99%

DoubleClick Inc., Conv. Notes,
  4.75%, 03/15/06                        750,000      1,444,687
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-2.34%

Critical Path Inc., Conv. Notes,
  5.75%, 04/01/05 (Acquired
  03/27/00; Cost $1,300,000)(b)        1,300,000      1,091,188
---------------------------------------------------------------
Titan Capital Trust, 5.75%,
  02/15/05 (Acquired 02/15/00; Cost
  $1,111,000)(b)                          22,000      1,122,000
---------------------------------------------------------------
VERITAS Software Corp., Conv.
  Unsec. Disc. Notes, 1.86%,
  08/13/06                               400,000      1,206,500
---------------------------------------------------------------
                                                      3,419,688
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.93%

LSI Logic Corp., Unsec. Conv.
  Notes, 4.00%, 02/15/05               1,200,000      1,353,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.34%

Roche Holding A.G., Conv. LYON,
  2.78%, 01/19/15 (Acquired
  03/10/00; Cost $624,812)(b)(g)         650,000        489,125
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.07%

ASM Lithography Holding N.V.
  (Netherlands), Conv. Notes,
  4.25%, 11/30/04 (Acquired
  04/05/00; Cost $1,507,813)(b)        1,250,000      1,557,813
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.74%

Kerr-McGee Corp., Conv. Notes,
  5.25%, 02/15/10                      1,000,000      1,083,750
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

TELECOMMUNICATIONS-0.62%

Level 3 Communications, Inc., Conv.
  Notes, 6.00%, 03/15/10             $ 1,000,000   $    902,500
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.67%

Nextel Communications, Inc., Conv.
  Notes, 5.25%, 01/15/10 (Acquired
  02/15/00; Cost $1,055,000)(b)        1,000,000        975,000
---------------------------------------------------------------

TELEPHONE-0.87%

Bell Atlantic Financial Services,
  Inc.,Conv. Bonds, 4.25%, 09/15/05    1,000,000      1,265,054
---------------------------------------------------------------
    Total U.S. Dollar Denominated
    Convertible Bonds & Notes (Cost
    $19,224,046)                                     17,636,104
---------------------------------------------------------------

                                      PRINCIPAL
                                      AMOUNT(j)

NON-U.S. DOLLAR DENOMINATED NON-
  CONVERTIBLE BONDS & NOTES-7.64%

GERMANY-0.64%

Treuhandanstalt (Sovereign Debt),
  Gtd. Notes, 6.00%, 11/12/03   EUR    1,000,000        940,179
---------------------------------------------------------------

NETHERLANDS-0.62%

KPNQwest N.V.
  (Telecommunications-Long
  Distance), Sr. Unsec. Notes,
  7.13%, 06/01/09               EUR    1,000,000        899,296
---------------------------------------------------------------

NEW ZEALAND-2.32%

Fannie Mae, (Sovereign Debt) Notes,
  7.25%, 06/20/02               NZD    7,000,000      3,381,473
---------------------------------------------------------------

NORWAY-0.40%

Enitel ASA (Telecommunications),
  Sr. Notes, 12.50%, 04/15/10
  (Acquired 03/30/00; Cost
  $599,855)(b)(f)               EUR      630,000        587,503
---------------------------------------------------------------

SWEDEN-1.51%

Government-Series 1035 (Sovereign
  Debt), Bonds, 6.00%, 02/09/05 SEK   13,000,000      1,488,491
---------------------------------------------------------------
Stadshypotek A.B.-Series 1562
  (Banks-Regional), Bonds, 3.50%,
  09/15/04                      SEK    7,000,000        707,464
---------------------------------------------------------------
                                                      2,195,955
---------------------------------------------------------------

UNITED KINGDOM-2.15%

Energis PLC (Telephone), Unsec.
  Notes, 9.50%, 06/15/09        GBP      200,000        315,949
---------------------------------------------------------------
Jazztel PLC (Telephone), Sr. Unsec.
  Notes, 14.00%, 04/01/09       EUR      300,000        281,511
---------------------------------------------------------------
London International Exhibition
  Center-Series BBR (Land
  Development), Sec. Bonds,
  7.71%, 11/25/16               GBP    1,730,000      2,233,396
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(j)       VALUE
UNITED KINGDOM-(CONTINUED)

ONO Finance PLC
  (Financial-Diversified), Sr. Gtd.
  Sub. Notes, 13.00%, 05/01/09  EUR      300,000   $    307,500
---------------------------------------------------------------
                                                      3,138,356
---------------------------------------------------------------
    Total Non-U.S. Dollar
    Denominated Non-Convertible
    Bonds & Notes (Cost
    $12,906,678)                                     11,142,762
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS & NOTES-1.17%

FRANCE-0.55%

Vivendi Environment (Waste
  Management), Conv. Bonds, 1.50%,
  01/01/05                      EUR      250,000        803,467
---------------------------------------------------------------

UNITED STATES-0.62%

Amazon.com Inc. (Retail-Specialty),
  Conv. Notes, 6.88%, 02/16/10  EUR    1,200,000        906,161
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible Bonds
      & Notes (Cost $1,936,571)                       1,709,628
---------------------------------------------------------------

                                       SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-2.78%

BEVERAGES (ALCOHOLIC)-0.70%

Seagram Co. Ltd. (The)
  (Canada)-$3.76 Conv. Pfd.               20,000      1,020,000
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.26%

Intersil Corp.-Wts., expiring
  08/15/09                                   800        381,945
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.03%

ONO Finance PLC-Wts. (United
  Kingdom), expiring 05/31/09                300         45,075
---------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-0.01%

Winsloew Furniture, Inc.-Wts.,
  expiring 08/15/07                          750         15,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.93%

Kerr-McGee Corp.-$1.83 Pfd. DECS          30,300      1,352,137
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.05%

Carrier 1 International S.A.-Wts.
  (Switzerland), expiring 02/15/09           150         75,058
---------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.19%

Tele1 Europe Holding A.B.-ADR
  (Sweden)(k)                             17,612   $    272,986
---------------------------------------------------------------

TELEPHONE-0.61%

Intermedia Communications Inc.(k)            232          9,454
---------------------------------------------------------------
Intermedia Communications,
  Inc.-Series F, $1.75 Conv. Pfd          30,700        876,869
---------------------------------------------------------------
                                                        886,323
---------------------------------------------------------------
    Total Common Stocks & Other
    Equity Interests (Cost
    $3,784,531)                                       4,048,524
---------------------------------------------------------------

                                      PRINCIPAL
                                      AMOUNT(a)

U.S. GOVERNMENT AGENCY
  SECURITIES-9.59%

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-9.59%

Pass Through Ctfs.-TBA 8.00%,
  05/01/30 (Cost $14,115,938)(l)     $14,000,000     13,988,857
---------------------------------------------------------------

ASSET-BACKED SECURITIES-4.32%

REAL ESTATE INVESTMENT TRUSTS-1.33%

Contimortgage Home Equity Loan
  Trust, Sub. Series 1999-2-Class
  B, Notes, 8.50%, 04/25/29            2,400,000      1,941,000
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-2.99%

Fingerhut Master Trust, Sub. Series
  1998-2-Class C, Floating Rate
  Note, 7.08%, 02/15/07(i)             4,500,000      4,358,363
---------------------------------------------------------------
    Total Asset-Backed Securities
    (Cost $6,617,964)                                 6,299,363
---------------------------------------------------------------

                                       SHARES
MONEY MARKET FUNDS-1.11%

STIC Liquid Assets Portfolio(m)          813,196        813,196
---------------------------------------------------------------
STIC Prime Portfolio(m)                  813,196        813,196
---------------------------------------------------------------
    Total Money Market Funds (Cost
    $1,626,392)                                       1,626,392
---------------------------------------------------------------

TOTAL INVESTMENTS-108.58% (Cost
  $165,331,686)                                     158,366,695
---------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(8.58%)               (12,518,035)
---------------------------------------------------------------
NET ASSETS-100.00%                                 $145,848,660
===============================================================

Investment Abbreviations:

ADR    -  American Depositary Receipt
Conv.  -  Convertible
Ctfs.  -  Certificates
Deb.   -  Debentures
DECS   -  Dividend Enhanced Convertible Stock
Dep.   -  Depositary
DEM    -  German Deutsche Mark
Disc.  -  Discounted
EUR    -  Euro
FRF    -  French Franc
GBP    -  British Pound Sterling
Gtd.   -  Guaranteed
JPY    -  Japanese Yen
LYON   -  Liquid Yield Option Notes
NZD    -  New Zealand Dollar
Pfd.   -  Preferred
Sec.   -  Secured
SEK    -  Swedish Krona
Sr.    -  Senior
Sub.   -  Subordinated
TBA    -  To Be Announced
Unsec. -  Unsecured
Unsub. -  Unsubordinated

Wts.   -  Warrants

See Notes to Financial Statements.

Notes to Schedule of Investments:

(a) Principal amount is U.S. Dollars, except as indicated by Note (j).

(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value at 04/30/00 was $12,472,443, which represented 8.55% of the Fund's net assets.

(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.

(d) The principal balance was pledged as collateral to cover securities purchased on a forward commitment basis.

(e) Step bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.

(g) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.

(h) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.

(i) The coupon rate shown on floating rate notes represents the rate at period end.

(j) Foreign denominated security. Par value is denominated in currency indicated.

(k) Non-income producing security.

(l) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section G.

(m) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $165,331,686)                                 $158,366,695
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,501,122
------------------------------------------------------------
  Amount due from advisor                            109,993
------------------------------------------------------------
  Dividends and interest                           3,016,595
------------------------------------------------------------
  Fund shares sold                                   105,989
------------------------------------------------------------
Other assets                                          16,361
------------------------------------------------------------
    Total assets                                 163,116,755
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           16,288,160
------------------------------------------------------------
  Fund shares reacquired                             686,045
------------------------------------------------------------
Accrued advisory fees                                 89,255
------------------------------------------------------------
Accrued accounting services fees                       4,098
------------------------------------------------------------
Accrued custodian fees                                 4,201
------------------------------------------------------------
Accrued distribution fees                            110,053
------------------------------------------------------------
Accrued transfer agent fees                           33,967
------------------------------------------------------------
Accrued trustees' fees                                 1,006
------------------------------------------------------------
Accrued operating expenses                            51,310
------------------------------------------------------------
    Total liabilities                             17,268,095
------------------------------------------------------------
Net assets applicable to shares outstanding     $145,848,660
============================================================

NET ASSETS:

Class A                                         $ 55,068,276
============================================================
Class B                                         $ 90,351,619
============================================================
Class C                                         $    428,765
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            5,753,971
============================================================
Class B                                            9,425,461
============================================================
Class C                                               44,751
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       9.57
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.57 divided by
      95.25%)                                   $      10.05
============================================================
Class B:
  Net asset value and offering price per share  $       9.59
============================================================
Class C:
  Net asset value and offering price per share  $       9.58
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)


INVESTMENT INCOME:

Interest                                        $  7,353,477
------------------------------------------------------------
Dividends                                            383,231
------------------------------------------------------------
    Total investment income                        7,736,708
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                     613,815
------------------------------------------------------------
Accounting services fees                              25,000
------------------------------------------------------------
Custodian fees                                        29,913
------------------------------------------------------------
Distribution fees -- Class A                         109,746
------------------------------------------------------------
Distribution fees -- Class B                         527,838
------------------------------------------------------------
Distribution fees -- Class C                           1,579
------------------------------------------------------------
Transfer agent fees                                  241,824
------------------------------------------------------------
Trustees' fees                                         3,110
------------------------------------------------------------
Other                                                132,679
------------------------------------------------------------
    Total expenses                                 1,685,504
------------------------------------------------------------
Less: Expenses paid indirectly                        (7,586)
------------------------------------------------------------
    Fees waived by advisor                          (208,946)
------------------------------------------------------------
    Net expenses                                   1,468,972
------------------------------------------------------------
Net investment income                              6,267,736
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FORWARD CURRENCY CONTRACTS, SWAP AGREEMENTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (20,033,227)
------------------------------------------------------------
  Foreign currencies                                 (96,731)
------------------------------------------------------------
  Forward currency contracts                         (29,032)
------------------------------------------------------------
  Swap agreements                                    316,535
------------------------------------------------------------
  Futures contracts                                 (151,502)
------------------------------------------------------------
                                                 (19,993,957)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           10,626,534
------------------------------------------------------------
  Foreign currencies                                  (9,388)
------------------------------------------------------------
  Forward currency contracts                           7,228
------------------------------------------------------------
  Futures contracts                                   65,179
------------------------------------------------------------
                                                  10,689,553
------------------------------------------------------------
Net gain (loss) from investment securities,
  foreign currencies, forward currency
  contracts, swap agreements and futures
  contracts                                       (9,304,404)
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $ (3,036,668)
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2000             1999
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $   6,267,736    $  14,565,127
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, forward currency contracts, swap
    agreements and future contracts                             (19,993,957)     (16,216,754)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    forward currency contracts                                   10,689,553        2,953,192
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 (3,036,668)       1,301,565
--------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                        (1,538,835)      (5,310,549)
--------------------------------------------------------------------------------------------
  Class B                                                        (2,331,496)      (8,423,847)
--------------------------------------------------------------------------------------------
  Class C                                                            (7,510)          (2,176)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                     (1,368)         (14,345)
--------------------------------------------------------------------------------------------

Return of capital distribution:

  Class A                                                                --         (313,916)
--------------------------------------------------------------------------------------------
  Class B                                                                --         (557,789)
--------------------------------------------------------------------------------------------
  Class C                                                                --             (193)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --             (640)
--------------------------------------------------------------------------------------------

Distributions in excess of net investment income:

  Class A                                                          (619,402)              --
--------------------------------------------------------------------------------------------
  Class B                                                        (1,029,117)              --
--------------------------------------------------------------------------------------------
  Class C                                                            (1,131)              --
--------------------------------------------------------------------------------------------
  Advisor Class*                                                       (267)              --
--------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       (10,372,043)     (28,748,300)
--------------------------------------------------------------------------------------------
  Class B                                                       (23,244,275)     (61,297,148)
--------------------------------------------------------------------------------------------
  Class C                                                           201,160          254,116
--------------------------------------------------------------------------------------------
  Advisor Class*                                                   (104,641)        (739,856)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (42,085,593)    (103,853,078)
============================================================================================

NET ASSETS:

  Beginning of period                                           187,934,253      291,787,331
--------------------------------------------------------------------------------------------
  End of period                                               $ 145,848,660    $ 187,934,253
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 262,178,227    $ 295,698,026
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               (70,890)        (809,500)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, forward currency
    contracts, swap agreements and futures contracts           (109,280,236)     (89,286,279)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, forward currency
    contracts and futures contracts                              (6,978,441)     (17,667,994)
--------------------------------------------------------------------------------------------
                                                              $ 145,848,660    $ 187,934,253
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund is projected to incur a tax return of capital during its current fiscal year.
C. Distributions--Distributions from income are recorded on ex-dividend date, and are declared and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
        The Fund has a capital loss carryforward of $87,760,124 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Mortgage Dollar Rolls--The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
H. Swap Agreements--The Fund may enter into interest rate swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing their respective portfolio's duration (i.e., price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest rate swap agreements are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform and that there may be unfavorable changes in the fluctuation of interest rates.
I. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
J. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
K. Indexed Securities--The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit the Fund's expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) to the maximum annual rate of 1.05%, 1.70% and 1.70% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. During the six months ended April 30, 2000, AIM waived fees of $208,946.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $25,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $160,110 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $109,746, $527,838 and $1,579, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $6,873 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $175 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in custodian fees of $7,586 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $7,586 during the six months ended April 30, 2000.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans would be secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
    At April 30, 2000, there were no securities on loan to brokers. For the six months ended April 30, 2000, the Fund received fees of $816 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $235,124,323 and $245,275,155, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 2,055,156
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (9,099,907)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    $(7,044,751)
=========================================================
Cost of investments for tax purposes is $165,411,446.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                OCTOBER 31, 1999
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
                                                              -----------    ------------    -----------    ------------
Sold:
  Class A                                                         282,143    $  2,849,275      3,735,185    $ 40,211,400
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         257,256       2,606,132        570,671       6,113,002
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         20,390         204,723         25,089         258,028
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                      25             256         18,917         210,688
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         155,613       1,559,821        412,050       4,409,344
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         190,075       1,908,577        544,054       5,826,667
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                            814           8,127            196           2,004
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                      70             715          1,153          12,565
------------------------------------------------------------------------------------------------------------------------
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                          10,457         105,612             --              --
------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   (10,415)       (105,612)            --              --
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (1,470,827)    (14,886,751)    (6,845,161)    (73,369,044)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,737,952)    (27,758,984)    (6,857,590)    (73,236,817)
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         (1,165)        (11,690)          (573)         (5,916)
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                      --              --        (87,987)       (963,109)
------------------------------------------------------------------------------------------------------------------------
                                                               (3,303,516)   $(33,519,799)    (8,483,996)   $(90,531,188)
========================================================================================================================

*   Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                         APRIL 30,        -------------------------------------------------------
                                                            2000           1999      1998(a)       1997      1996(a)     1995(a)
                                                      ----------------    -------    --------    --------    --------    --------
Net asset value, beginning of period                     $   10.13        $ 10.80    $  12.00    $  11.76    $  10.32    $  10.88
----------------------------------------------------     ---------        -------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                       0.39           0.68        0.91(b)     0.74        0.89        0.97
----------------------------------------------------     ---------        -------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                       (0.60)         (0.66)      (1.27)       0.34        1.44       (0.69)
----------------------------------------------------     ---------        -------    --------    --------    --------    --------
    Net increase (decrease) from investment
      operations                                             (0.21)          0.02       (0.36)       1.08        2.33        0.28
----------------------------------------------------     ---------        -------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                 (0.25)         (0.65)      (0.65)      (0.78)      (0.82)      (0.80)
----------------------------------------------------     ---------        -------    --------    --------    --------    --------
  In excess of net investment income                         (0.10)            --          --       (0.06)      (0.07)         --
----------------------------------------------------     ---------        -------    --------    --------    --------    --------
  Return of capital                                             --          (0.04)      (0.19)         --          --       (0.04)
----------------------------------------------------     ---------        -------    --------    --------    --------    --------
    Total distributions                                      (0.35)         (0.69)      (0.84)      (0.84)      (0.89)      (0.84)
----------------------------------------------------     ---------        -------    --------    --------    --------    --------
Net asset value, end of period                           $    9.57        $ 10.13    $  10.80    $  12.00    $  11.76    $  10.32
====================================================     =========        =======    ========    ========    ========    ========
Total return(c)                                              (2.14)%         0.06%      (3.41)%      9.40%      23.00%       3.06%
====================================================     =========        =======    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (000s omitted)                   $55,068        $68,675    $102,280    $138,715    $185,126    $188,165
====================================================     =========        =======    ========    ========    ========    ========
Ratio of expenses to average net assets including
  interest expense:
    With fee waivers and/or expense reimbursements            1.33%(d)       1.41%       1.56%       1.44%       1.40%       1.45%
----------------------------------------------------     ---------        -------    --------    --------    --------    --------
    Without fee waivers and/or expense
      reimbursements                                          1.58%(d)       1.41%       1.56%       1.44%       1.40%       1.45%
====================================================     =========        =======    ========    ========    ========    ========
Ratio of expenses to average net assets excluding
  interest expense:
    With fee waivers and/or expense reimbursements            1.33%(d)       1.39%       1.56%       1.44%       1.40%       1.45%
----------------------------------------------------     ---------        -------    --------------------------------------------
    Without fee waivers and/or reimbursements                 1.58%(d)       1.39%       1.56%       1.44%       1.40%       1.45%
====================================================     =========        =======    ========    ========    ========    ========
Ratio of interest expense to average net assets                 --           0.02%         --          --          --          --
----------------------------------------------------     ---------        -------    --------------------------------------------
Ratio of net investment income to average net assets          7.84%(d)       6.44%       7.73%       6.18%       8.09%       9.64%
----------------------------------------------------     ---------        -------    --------    --------    --------    --------
Portfolio turnover rate                                        140%           235%        306%        149%        177%        238%
====================================================     =========        =======    ========    ========    ========    ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $63,056,457.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                           YEAR ENDED OCTOBER 31,
                                              APRIL 30,          ----------------------------------------------------------------
                                                 2000              1999        1998(a)         1997        1996(a)       1995(a)
                                           ----------------      --------      --------      --------      --------      --------
Net asset value, beginning of period           $ 10.15           $  10.81      $  12.01      $  11.77      $  10.33      $  10.88
--------------------------------------------   -------           --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income                           0.36               0.62          0.84(b)       0.67          0.82          0.91
--------------------------------------------   -------           --------      --------      --------      --------      --------
  Net realized and unrealized gain (loss)
    on investments and foreign currencies        (0.60)             (0.66)        (1.28)         0.33          1.44         (0.69)
--------------------------------------------   -------           --------      --------      --------      --------      --------
    Net increase (decrease) from
      investment operations                      (0.24)             (0.04)        (0.44)         1.00          2.26          0.22
--------------------------------------------   -------           --------      --------      --------      --------      --------
Distributions to shareholders:
  From net investment income                     (0.22)             (0.58)        (0.57)        (0.71)        (0.75)        (0.73)
--------------------------------------------   -------           --------      --------      --------      --------      --------
  In excess of net investment income             (0.10)                --            --         (0.05)        (0.07)           --
--------------------------------------------   -------           --------      --------      --------      --------      --------
  Return of capital                                 --              (0.04)        (0.19)           --            --         (0.04)
--------------------------------------------   -------           --------      --------      --------      --------      --------
    Total distributions                          (0.32)             (0.62)        (0.76)        (0.76)        (0.82)        (0.77)
--------------------------------------------   -------           --------      --------      --------      --------      --------
Net asset value, end of period                 $  9.59           $  10.15      $  10.81      $  12.01      $  11.77      $  10.33
============================================   =======           ========      ========      ========      ========      ========
Total return(c)                                  (2.46)%            (0.52)%       (4.04)%        8.70%        22.15%         2.48%
============================================   =======           ========      ========      ========      ========      ========
Ratios and supplemental data:
Net assets, end of period (000s omitted)       $90,352           $118,904      $188,660      $281,376      $333,178      $357,852
============================================   =======           ========      ========      ========      ========      ========
Ratio of expenses to average net assets
  including interest expense:
  With fee waivers and/or expense
    reimbursements                                1.99%(d)           2.07%         2.21%         2.09%         2.05%         2.10%
============================================   =======           ========      ========      ========      ========      ========
  Without fee waivers and/or expense
    reimbursements                                2.24%(d)           2.07%         2.21%         2.09%         2.05%         2.10%
============================================   =======           ========      ========      ========      ========      ========
Ratio of expenses to average net assets
  excluding interest expense:
  With fee waivers and/or expense
    reimbursements                                1.99%(d)           2.05%         2.21%         2.09%         2.05%         2.10%
============================================   =======           ========      ========      ========      ========      ========
  Without fee waivers and/or expense
    reimbursements                                2.24%(d)           2.05%         2.21%         2.09%         2.05%         2.10%
============================================   =======           ========      ========      ========      ========      ========
Ratio of interest expense to average net
  assets                                            --               0.02%           --            --            --            --
============================================   =======           ========      ========      ========      ========      ========
Ratio of net investment income to average
  net assets                                      7.18%(d)           5.78%         7.08%         5.53%         7.44%         8.99%
============================================   =======           ========      ========      ========      ========      ========
Portfolio turnover rate                            140%               235%          306%          149%          177%          238%
============================================   =======           ========      ========      ========      ========      ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total investment return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $106,147,570.

                                        CLASS C                                         ADVISOR CLASS
                             -----------------------------   --------------------------------------------------------------------
                                           MARCH 1, 1999     NOVEMBER 1,                                            JUNE 1, 1995
                             SIX MONTHS     (DATE SALES          1999                                               (DATE SALES
                               ENDED         COMMENCED)           TO               YEAR ENDED OCTOBER 31,            COMMENCED)
                             APRIL 30,           TO          FEBRUARY 11,   ------------------------------------   TO OCTOBER 31,
                                2000      OCTOBER 31, 1999       2000       1999(a)   1998(a)    1997    1996(a)      1995(a)
                             ----------   ----------------   ------------   -------   -------   ------   -------   --------------
Net asset value, beginning
  of period                    $10.14          $10.78           $10.17      $10.83    $12.02    $11.77   $10.33        $10.32
----------------------------   ------          ------           ------      ------    ------    ------   ------        ------
Income from investment
  operations:
  Net investment income          0.36            0.33             0.23        0.76      0.95(b)   0.79     0.93          0.41
----------------------------   ------          ------           ------      ------    ------    ------   ------        ------
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currencies          (0.60)          (0.63)           (0.08)      (0.69)    (1.26)     0.34     1.44         (0.04)
----------------------------   ------          ------           ------      ------    ------    ------   ------        ------
    Net increase (decrease)
      from investment
      operations                (0.24)          (0.30)            0.15        0.07     (0.31)     1.13     2.37          0.37
----------------------------   ------          ------           ------      ------    ------    ------   ------        ------
Distributions to
  shareholders:
  From net investment
    income                      (0.22)          (0.31)           (0.15)      (0.69)    (0.69)    (0.82)   (0.86)        (0.34)
----------------------------   ------          ------           ------      ------    ------    ------   ------        ------
  In excess of net
    investment income           (0.10)             --            (0.03)         --        --     (0.06)   (0.07)           --
----------------------------   ------          ------           ------      ------    ------    ------   ------        ------
  Return of capital                --           (0.03)              --       (0.04)    (0.19)       --       --         (0.02)
----------------------------   ------          ------           ------      ------    ------    ------   ------        ------
    Total distributions         (0.32)          (0.34)           (0.18)      (0.73)    (0.88)    (0.88)   (0.93)        (0.36)
----------------------------   ------          ------           ------      ------    ------    ------   ------        ------
Net asset value, end of
  period                       $ 9.58          $10.14           $10.14      $10.17    $10.83    $12.02   $11.77        $10.33
============================   ======          ======           ======      ======    ======    ======   ======        ======
Total return(c)                 (2.47)%         (1.80)%           1.47%       0.55%    (2.97)%    9.86%   23.39%         3.72%
============================   ======          ======           ======      ======    ======    ======   ======        ======
Ratios and supplemental
  data:
Net assets, end of period
  (000s omitted)               $  429          $  251           $   --      $  105    $  847    $  533   $  479        $  443
============================   ======          ======           ======      ======    ======    ======   ======        ======
Ratio of expenses to
  average net assets
  including interest
  expense:
  With fee waivers and/or
    expense reimbursements       1.99%(d)        2.07%(e)         1.16%(d)    1.07%     1.21%     1.09%    1.05%         1.10%(e)
============================   ======          ======           ======      ======    ======    ======   ======        ======
  Without fee waivers
    and/or expense
    reimbursements               2.24%(d)        2.07%(e)         1.41%(d)    1.07%     1.21%     1.09%    1.05%         1.10%(e)
============================   ======          ======           ======      ======    ======    ======   ======        ======
Ratio of expenses to
  average net assets
  excluding interest
  expense:
  With fee waivers and/or
    expense reimbursements       1.99%(d)        2.05%(e)         1.16%(d)    1.05%     1.21%     1.09%    1.05%         1.10%(e)
============================   ======          ======           ======      ======    ======    ======   ======        ======
  Without fee waivers
    and/or expense
    reimbursements               2.24%(d)        2.05%(e)         1.41%(d)    1.05%     1.21%     1.09%    1.05%         1.10%(e)
============================   ======          ======           ======      ======    ======    ======   ======        ======
Ratio of interest expense
  to average net assets            --            0.02%(e)           --        0.02%       --        --       --            --
============================   ======          ======           ======      ======    ======    ======   ======        ======
Ratio of net investment
  income to average net
  assets                         7.18%(d)        5.78%(e)         8.01%(d)    6.78%     8.08%     6.53%    8.44%         9.99%(e)
============================   ======          ======           ======      ======    ======    ======   ======        ======
Portfolio turnover rate           140%            235%             140%        235%      306%      149%     177%          238%
============================   ======          ======           ======      ======    ======    ======   ======        ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total investment return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $317,491 and $106,272 for Class C and Advisor Class, respectively.
(e)  Annualized.

BOARD OF TRUSTEES                           OFFICERS                                 OFFICE OF THE FUND
C. Derek Anderson                           Robert H. Graham                         11 Greenway Plaza
President, Plantagenet Capital              Chairman and President                   Suite 100
Management, LLC (an investment                                                       Houston, TX 77046
partnership); Chief Executive Officer,      Dana R. Sutton
Plantagenet Holdings, Ltd.                  Vice President and Treasurer             INVESTMENT MANAGER
(an investment banking firm)
                                            Samuel D. Sirko                          A I M Advisors, Inc.
Frank S. Bayley                             Vice President and Secretary             11 Greenway Plaza
Partner, law firm of                                                                 Suite 100
Baker & McKenzie                            Melville B. Cox                          Houston, TX 77046
                                            Vice President
Robert H. Graham                                                                     TRANSFER AGENT
President and Chief Executive Officer,      Gary T. Crum
A I M Management Group Inc.                 Vice President                           A I M Fund Services, Inc.
                                                                                     P.O. Box 4739
Ruth H. Quigley                             Carol F. Relihan                         Houston, TX 77210-4739
Private Investor                            Vice President
                                                                                     CUSTODIAN
                                            Mary J. Benson
                                            Assistant Vice President and             State Street Bank and Trust Company
                                            Assistant Treasurer                      225 Franklin Street
                                                                                     Boston, MA 02110
                                            Sheri Morris
                                            Assistant Vice President and             COUNSEL TO THE FUND
                                            Assistant Treasurer
                                                                                     Kirkpatrick & Lockhart LLP
                                            Nancy L. Martin                          1800 Massachusetts Avenue, N.W.
                                            Assistant Secretary                      Washington, D.C. 20036-1800

                                            Ofelia M. Mayo                           COUNSEL TO THE TRUSTEES
                                            Assistant Secretary
                                                                                     Paul, Hastings, Janofsky & Walker LLP
                                            Kathleen J. Pflueger                     Twenty Third Floor
                                            Assistant Secretary                      555 South Flower Street
                                                                                     Los Angeles, CA 90071

                                                                                     DISTRIBUTOR

                                                                                     A I M Distributors, Inc.
                                                                                     11 Greenway Plaza
                                                                                     Suite 100
                                                                                     Houston, TX 77046


THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                       A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                   AIM Money Market Fund                    leadership in the mutual fund industry
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                 since 1976 and managed approximately
AIM Capital Development Fund                                                          $176 billion in assets for more than 7.4
AIM Constellation Fund(1)                    INTERNATIONAL GROWTH FUNDS               million shareholders, including
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund     individual investors, corporate clients
AIM Emerging Growth Fund                     AIM Asian Growth Fund                    and Financial institutions, as of March
AIM Large Cap Growth Fund                    AIM Developing Markets Fund              31, 2000.
AIM Large Cap Opportunities Fund             AIM Euroland Growth Fund(5)                  The AIM Family of Funds--Registered
AIM Mid Cap Equity Fund                      AIM European Development Fund            Trademark-- is distributed nationwide,
AIM Mid Cap Growth Fund                      AIM International Equity Fund            and AIM today is the eighth-largest
AIM Mid Cap Opportunities Fund(2)            AIM Japan Growth Fund                    mutual fund complex in the United States
AIM Select Growth Fund                       AIM Latin American Growth Fund           in assets under management, according to
AIM Small Cap Growth Fund(3)                                                          Strategic Insight, an independent mutual
AIM Small Cap Opportunities Fund(4)          GLOBAL GROWTH FUNDS                      fund monitor.
AIM Value Fund                               AIM Global Aggressive Growth Fund
AIM Weingarten Fund                          AIM Global Growth Fund
                                             AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                        GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund                 AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                         GLOBAL INCOME FUNDS
AIM Charter Fund                             AIM Global Income Fund
                                             AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                       THEME FUNDS
AIM High Yield Fund                          AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                       AIM Global Financial Services Fund
AIM Income Fund                              AIM Global Health Care Fund
AIM Intermediate Government Fund             AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund           AIM Global Resources Fund
                                             AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                      SINC-SAR-1

A I M Distributors, Inc.